UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 4, 2019

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21393	04-3197974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Nagog Park, Acton, MA	01720
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (978) 897-0100

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 4, 2019, the Board of Directors (the “Board”) of SeaChange International, Inc. (the “Company”) approved and adopted a Tax Benefits Preservation Plan, dated as of March 4, 2019, by and between the Company and Computershare Inc., as Rights Agent (the “Rights Agreement”). Pursuant to the Rights Agreement, the Board declared a dividend of one preferred share purchase right (a “Right”) for each share of common stock, par value $0.01 per share, of the Company (the “Common Shares”) issued and outstanding on March 15, 2019 (the “Record Date”) to the Company’s stockholders of record on that date.

The Board has adopted the Rights Agreement to deter acquisitions of Common Shares that would potentially limit the Company’s ability to use its net operating loss carryforwards and certain other tax attributes, which are referred to herein collectively as “NOLs”, to reduce the Company’s potential future federal income tax obligations. The Company has experienced, and may continue to experience, substantial net operating losses, and for federal and state income tax purposes, the Company may “carry forward” NOLs in certain circumstances to offset its current and future taxable income, which will reduce the Company’s federal and state income tax liability. As a result, these NOLs can be a valuable asset of the Company, which may inure to the benefit of the Company and its stockholders. However, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code of 1986, as amended (“Section 382”), the Company’s ability to use the NOLs could be substantially limited, and the timing of the usage of the NOLs could be substantially delayed, which could adversely affect the value of the Company’s NOLs. Generally, an ownership change occurs if the percentage of the Company’s stock owned by one or more “five percent stockholders” increases by more than fifty percentage points over the lowest percentage of stock owned by such stockholders at any time during the prior three-year period. The Rights Agreement has a 4.9% “trigger” threshold which is intended to act as a deterrent to any person acquiring 4.9% or more of the outstanding Common Shares without the approval of the Board. There is no guarantee, however, that the Rights Agreement will prevent the Company from experiencing an “ownership change” under Section 382.

The Rights; Exercise Period. The Rights Agreement imposes a significant penalty upon any person or group which acquires 4.9% or more of the outstanding Common Shares (such event, a “Triggering Event”) without the approval of the Board as described in Section 11(a)(ii) of the Rights Agreement. Stockholders who own 4.9% or more of the outstanding Common Shares as of the open of business on March 5, 2019, will not constitute a Triggering Event so long as such stockholders do not change their ownership of Common Shares in a transaction or series of transactions to an amount equal to or greater than the greater of (i) 4.9% or (ii) the sum of (x) the lowest beneficial ownership of such person as a percentage of the outstanding Common Shares as of any date on or after March 5, 2019 plus (y) 0.5%. Upon a Triggering Event, each Right entitles the registered holder thereof to purchase from the Company one one-hundredth of a share of Series A Participating Preferred Stock, par value $0.01 per share (the “Preferred Shares”), of the Company, at a price of $8.00 per one one-hundredth of a Preferred Share (the “Purchase Price”), subject to adjustment. Because of the nature of the Preferred Shares’ dividend, liquidation and voting rights, the value of the one one-hundredth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share. From and after the occurrence of a Triggering Event if the Rights evidenced by the Right Certificate are or were acquired or beneficially owned by an Acquiring Person or an Associate or Affiliate of an Acquiring Person (as such terms are defined in the Rights Agreement), such Rights shall become null and void, and any holder of such Rights shall thereafter have no right to exercise such Rights. However, Rights are not exercisable following the occurrence of a Triggering Event until such time as the Rights are no longer redeemable by the Company as set forth below.

Until the earlier to occur of (i) ten (10) business days following a public announcement that a person or group of affiliated or associated persons has acquired beneficial ownership of 4.9% or more of the outstanding Common Shares (or if already the beneficial owner of at least 4.9% of the outstanding Common Shares, by acquiring additional Common Shares in a transaction or series of transactions representing 0.5% or more of the Common Shares then outstanding) (an “Acquiring Person”) or (ii) ten (10) business days (or such later date as may be determined by action of the Board prior to such time as any Person becomes an Acquiring Person) following the commencement of, or announcement of an intention to commence, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 4.9% or more of such outstanding Common Shares (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date and book entry accounts reflecting ownership of Common Shares outstanding as of the Record Date, by such Common Share certificate or book entry account position, as applicable. For these purposes, beneficial ownership is determined based on the number of Common Shares that a person is deemed to directly, indirectly or constructively own pursuant to Section 382, including any shares owned by any other person treated as one entity under applicable treasury regulations.

Each of the following persons will not be deemed to be an Acquiring Person, even if they have acquired, or obtained the right to acquire, beneficial ownership of 4.9% or more of the outstanding Common Shares: (i) the Company, (ii) any subsidiary of the Company, (iii) any employee benefit plan or employee stock plan of the Company or any subsidiary of the Company, or any person organized, appointed, established or holding outstanding Common Shares for or pursuant to the terms of any such plan; (iv) any person who would otherwise be an Acquiring Person upon the first public announcement by the Company of the adoption of the Rights Agreement, unless and until such person, or any Affiliate of such person, changes their beneficial ownership of Common Shares in a transaction or series of transactions to an amount equal to or greater than the greater of (1) 4.9% or (2) the sum of (x) the lowest beneficial ownership of such person as a percentage of the outstanding Common Shares as of any date on or after March 5, 2019, plus (y) 0.5% (other than as a result of an acquisition by the Company or any of its Subsidiaries of Common Shares); or (v) any person who as the result of an acquisition of Common Shares by the Company which, by reducing the number of Common Shares outstanding, increases the proportionate number of Common Shares beneficially owned by the person to 4.9% or more of the Common Shares then outstanding, or a stock dividend, rights dividend, stock split or similar transaction effected by the Company unless and until such person, or any Associate or Affiliate of such person, following the first public announcement by the Company of such share acquisition, acquires beneficial ownership of an additional 0.5% or more of the then-outstanding Common Shares (other than pursuant to a stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company). If the Board determines in good faith that a person who would otherwise be an Acquiring Person, has become such inadvertently, and such person, within ten (10) business days of being requested by the Company to do so, certifies that such person became an Acquiring Person inadvertently or without knowledge of the terms of the Rights and who thereafter, within ten (10) business days following such certification, divests as promptly as practicable a sufficient number of Common Shares that such person would no longer be an Acquiring Person, then such person shall not be deemed to be an Acquiring Person for any purpose of the Rights Agreement; provided that, if such person requested to so certify or divest Common Shares fails to do so within ten (10) business days, such person shall be deemed to be an Acquiring Person. Additionally, any person that has become an Acquiring Person shall not be treated as an Acquiring Person for any purpose of the Rights Agreement if the Board, in its sole discretion, determines that such person’s acquisition of beneficial ownership of Common Shares does not jeopardize or endanger the Company’s ability to utilize the NOLs. A person (other than any “direct public group” within the meaning of treasury regulations Section 1.382-2T(j)(2)(ii)) will be treated as the beneficial owner of 4.9% or more of the Common Shares if, in the determination of the Board, that person (individually, or together with other persons) would be treated as a “5-percent stockholder” for purposes of Section 382 (substituting “4.9” for “5” each time “five” or “5” is used in or for purposes of Section 382).

The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred by, and only in connection with, the transfer of Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates and book entry accounts reflecting ownership of Common Shares issued after the Record Date or upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date or book entry accounts reflecting ownership of Common Shares outstanding as of the Record Date, even without such notation, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate or book entry position, as applicable. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date. The Rights will expire on the earliest of (i) the date on which all of the Rights are redeemed as described below, (ii) the date on which the Rights are exchanged as described below, (iii) the consummation of a reorganization transaction entered into by the Company resulting in the imposition of stock transfer restrictions that the Board determines, in its sole discretion, will provide protection for the NOLs similar to that provided by the Rights Agreement, (iv) the close of business on the effective date of the repeal of Section 382, or any other change, if the Board determines, in its sole discretion, that the Rights Agreement is no longer necessary or desirable for the preservation of the NOLs, (v) the date on which the Board otherwise determines, in its sole discretion, that the Rights Agreement is no longer necessary to preserve the NOLs, (vi) the beginning of a taxable year of the Company to which the Board determines, in its sole discretion, that none of the NOLs may be carried forward, (vii) the fifth business day after the filing by the Company of a Current Report on Form 8-K reporting the results of the 2019 annual meeting of stockholders of the Company (including any postponement or adjournment thereof) should the Rights Agreement not be approved by a majority of the Common Shares present and voting at such meeting on such matter and (viii) the close of business on March 4, 2022 (the “Final Expiration Date”). If, however, any person becomes an Acquiring Person, the “Final Expiration Date” shall be March 4, 2029.

Purchase Price; Adjustments. The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular quarterly cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above). With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price.

The number of outstanding Rights and the number of one one-hundredths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depository receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise. Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, all holders of Rights except such person or group of affiliated or associated persons and their transferees may, upon exercise of a Right, purchase for the Purchase Price Common Shares with a market value of two times the Purchase Price, based on the market price of the Common Shares on the date such person or group of affiliated or associated persons became an Acquiring Person. If the Company does not have sufficient Common Shares to satisfy such obligation to issue Common Shares, the Company shall take all actions necessary to authorize additional Common Shares for issuance as soon as possible upon exercise of the Rights. In the event the Company shall, after good faith effort, be unable to take all such actions as may be necessary to authorize such additional Common Shares, the Company shall deliver upon payment of the exercise price of a Right a number of Common Shares to the extent available and then units or other equity securities of the Company other than Common Shares, or cash, a reduction in the Purchase Price, debt securities of the Company, other assets or a combination of the foregoing in proportions determined by the Company, so that the aggregate value received is equal to twice the Purchase Price.

Exchange; Redemption; Amendment. At any time after any Person becomes an Acquiring Person and prior to the acquisition by any person or group of a majority of the outstanding Common Shares, the Board may exchange the Rights (other than Rights owned by such person or group which have become null and void), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment).

At any time prior to ten (10) business days after the time any Person becomes an Acquiring Person, the Board may redeem the Rights in whole, but not in part, at a price of $0.0001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

The terms of the Rights may be amended by the Board without the consent of the holders of the Rights, except that from and after such time as any person becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights (other than the Acquiring Person and its Affiliates and Associates).

The foregoing description of the terms of the Rights Agreement is qualified in its entirety by reference to the complete text of the Rights Agreement. A copy of the Rights Agreement is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 above of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth under Item 1.01 above of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference. In connection with the adoption of the Rights Agreement described in Item 1.01 above, the Board approved a Certificate of Designations, Preferences and Rights of Series A Participating Preferred Stock of SeaChange International, Inc. (the “Certificate of Designations”). The Company filed the Certificate of Designations with the Secretary of State of the State of Delaware on March 5, 2019 which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01 Other Events.

A copy of the press release issued by the Company on March 5, 2019 announcing that the Board approved and adopted the Rights Agreement is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Certificate of Designations, Preferences and Rights of Series A Participating Preferred Stock of SeaChange International, Inc.

4.1	Tax Benefits Preservation Plan, dated as of March 4, 2019, between SeaChange International, Inc. and Computershare Inc.

99.1	Press release issued by SeaChange International, Inc., dated March 5, 2019.

Important Additional Information and Where to Find It

The Company, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the 2019 annual meeting of stockholders (“2019 Annual Meeting”). The Company plans to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the 2019 Annual Meeting (the “2019 Proxy Statement”), together with a WHITE proxy card. STOCKHOLDERS ARE URGED TO READ THE 2019 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of these potential participants, none of whom owns in excess of one percent (1%) of the Company’s outstanding Common Shares, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2019 Proxy Statement and other materials to be filed with the SEC in connection with the 2019 Annual Meeting. Information relating to the foregoing can also be found in the Company’s definitive proxy statement for its 2018 annual meeting of stockholders (the “2018 Proxy Statement”), filed with the SEC on May 25, 2018. To the extent holdings of the Company’s securities by such potential participants (or the identity of such participants) have changed since the information printed in the 2018 Proxy Statement, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 filed with the SEC.

Stockholders will be able to obtain, free of charge, copies of the 2019 Proxy Statement (including the WHITE proxy card), any amendments or supplements thereto and any other documents when filed by the Company with the SEC in connection with the 2019 Annual Meeting at the SEC’s website (http://www.sec.gov), at the Company’s website (http://www.seachange.com) or by contacting the Company at 50 Nagog Park, Acton, MA 01720, Attention: General Counsel.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By:	/s/ William Markey
William Markey
Chairman

Dated: March 5, 2019